                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-16HE
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[550,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-16HE

                             [THE WINTER GROUP LOGO]

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
     SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                 AUGUST 23, 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-16HE
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                              $640,287,804
Aggregate Original Principal Balance                                 $640,595,204
Number of Mortgage Loans                                                2,900

                                              MINIMUM                  MAXIMUM                        AVERAGE(1)
                                              -------                 ----------                      ----------
Original Principal Balance                    $23,000                 $1,000,000                       $220,895
Outstanding Principal Balance                 $10,237                 $1,000,000                       $220,789

                                              MINIMUM                   MAXIMUM                   WEIGHTED AVERAGE(2)
                                              -------                   -------                   -------------------
Original Term (mos)                             120                       360                             359
Stated Remaining Term (mos)                     109                       359                             356
Loan Age (mos)(4)                                1                         15                              3
Current Interest Rate                         5.000%                    11.060%                         7.084%
Initial Interest Rate Cap                     1.000%                    6.000%                          3.435%
Periodic Rate Cap                             1.000%                    6.000%                          1.029%
Gross Margin                                  2.250%                    9.600%                          4.495%
Maximum Mortgage Rate                         9.030%                    19.250%                         12.861%
Minimum Mortgage Rate                         2.250%                    13.000%                         5.231%
Months to Roll(4)                                2                         81                              32
Original Loan-to-Value                        5.10%                     100.00%                         78.30%
Credit Score (3)                               500                        817                             671

                                             EARLIEST                   LATEST
                                             --------                   ------
MATURITY DATE                               11/01/2014                09/01/2035
                                            PERCENT OF                                                PERCENT OF
LIEN POSITION                              MORTGAGE POOL         YEAR OF ORIGINATION                 MORTGAGE POOL
                                           -------------         -------------------                 -------------
1st Lien                                      100.00%            2004                                    1.15%
                                                                 2005                                   98.85%
OCCUPANCY

Primary                                       77.44%             LOAN PURPOSE
Second Home                                    3.05%             Purchase                               61.75%
Investment                                    19.51%             Refinance - Rate Term                   5.86%
                                                                 Refinance - Cashout                    32.39%
LOAN TYPE

Fixed Rate                                    33.66%             PROPERTY TYPE
ARM                                           66.34%             Single Family Residence                63.46%
                                                                 Two-to-Four Family                     15.65%
AMORTIZATION TYPE                                                Planned Unit Development               12.40%
Fully Amortizing                              44.04%             Condominium                             7.12%
Interest-Only                                 55.12%             Townhouse                               0.99%
Balloon                                        0.83%             Cooperative                             0.31%
                                                                 Manufactured Home                       0.07%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
RANGE OF             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL   PERCENT
MORTGAGE RATES        LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC      IO
--------------        -----     -----------     ----      ------     -----   -----------    ---         ---      --
5.000% or less             1       $340,713     0.05%    5.000%        741     $340,713   79.31%    100.00%    100.00%
5.001% to 5.500%          24      7,145,343      1.12     5.369        706      297,723    74.19      44.93      80.43
5.501% to 6.000%         244     65,957,009     10.30     5.896        689      270,316    74.81      44.80      69.53
6.001% to 6.500%         500    124,533,844     19.45     6.345        679      249,068    76.77      34.20      61.35
6.501% to 7.000%         656    148,388,427     23.18     6.803        670      226,202    78.20      24.18      57.64
7.001% to 7.500%         485    106,166,303     16.58     7.328        672      218,900    79.00      16.09      54.18
7.501% to 8.000%         503    100,639,700     15.72     7.805        669      200,079    79.95      13.91      48.67
8.001% to 8.500%         277     51,846,033      8.10     8.254        652      187,170    80.96      14.57      44.10
8.501% to 9.000%         142     25,724,563      4.02     8.766        643      181,159    81.79      12.92      31.59
9.001% to 9.500%          43      6,561,414      1.02     9.249        607      152,591    81.49      12.19      24.08
9.501% to 10.000%         15      1,670,612      0.26     9.780        539      111,374    64.52      13.70       0.00
10.001% to 10.500%         8      1,068,312      0.17    10.176        537      133,539    78.89       0.00       0.00
10.501% to 11.000%         1        145,544      0.02    10.625        524      145,544    70.00       0.00       0.00
11.001% to 11.500%         1         99,989      0.02    11.060        506       99,989    65.79       0.00       0.00
                       -----   ------------   ------     ------        ---     --------   ------     ------     ------
TOTAL:                 2,900   $640,287,804   100.00%    7.084%        671     $220,789   78.30%     24.14%     55.12%
                       =====   ============   ======     ======        ===     ========   ======     ======     ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 11.060% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.084% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF            NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------------    -----     -----------     ----      ------     -----   -----------    ---       ---      --
109 to 120                 1        $47,690      0.01%    7.400%       654      $47,690    62.50%    0.00%    0.00%
157 to 168                 1        153,433       0.02     5.750       672      153,433     42.93     0.00     0.00
169 to 180                38      4,138,550       0.65     6.913       671      108,909     73.52    33.14     0.00
229 to 240                 8        904,431       0.14     6.528       658      113,054     77.30   100.00     0.00
289 to 300                 7        451,228       0.07     7.738       668       64,461     57.27    30.57     0.00
337 to 348                 1        135,945       0.02     7.050       636      135,945     94.26   100.00     0.00
349 to 360             2,844    634,456,526      99.09     7.086       671      223,086     78.35    23.96    55.63
                       -----   ------------    -------    ------       ---     --------    ------   ------   ------
TOTAL:                 2,900   $640,287,804    100.00%    7.084%       671     $220,789    78.30%   24.14%   55.12%
                       =====   ============    =======    ======       ===     ========    ======   ======   ======

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 109 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
PRINCIPAL BALANCES        LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC       IO
------------------        -----      -----------     ----      ------    -----    -----------    ---        ---       --
$1 to $50,000                 69     $2,762,741      0.43%     8.055%      661       $40,040   76.70%    57.54%      2.50%
$50,001 to $100,000          411     31,859,280       4.98      7.497      664        77,516    77.94     35.35      29.10
$100,001 to $150,000         538     66,973,537      10.46      7.295      665       124,486    78.98     34.15      35.72
$150,001 to $200,000         565     99,416,434      15.53      7.117      667       175,958    77.74     27.46      50.65
$200,001 to $250,000         371     82,922,451      12.95      7.123      667       223,511    78.31     22.12      53.22
$250,001 to $300,000         275     75,377,819      11.77      7.042      669       274,101    78.57     19.02      54.75
$300,001 to $350,000         207     67,349,051      10.52      7.085      678       325,358    79.05     14.02      62.93
$350,001 to $400,000         154     57,685,228       9.01      7.105      669       374,579    78.87     17.91      49.84
$400,001 to $450,000         121     51,513,305       8.05      6.871      675       425,730    78.80     25.49      69.49
$450,001 to $500,000          86     41,195,565       6.43      6.881      668       479,018    77.98     20.90      66.41
$500,001 to $550,000          35     18,395,884       2.87      6.961      673       525,597    80.16     25.72      71.48
$550,001 to $600,000          26     15,006,257       2.34      6.851      689       577,164    78.18     27.01      84.87
$600,001 to $650,000          28     17,745,049       2.77      6.720      690       633,752    73.89     17.79      75.26
$650,001 to $700,000           2      1,371,602       0.21      7.201      658       685,801    76.01      0.00      49.58
$700,001 to $750,000           1        740,000       0.12      5.375      682       740,000    80.00      0.00     100.00
$750,001 to $800,000           2      1,591,200       0.25      7.006      766       795,600    80.00     49.72     100.00
$800,001 to $850,000           1        846,400       0.13      6.625      731       846,400    80.00    100.00     100.00
$850,001 to $900,000           2      1,750,000       0.27      6.059      674       875,000    68.91     51.43     100.00
$900,001 to $950,000           2      1,846,000       0.29      7.188      684       923,000    78.65     49.84     100.00
$950,001 to $1,000,000         4      3,940,000       0.62      7.198      664       985,000    70.27     49.24      75.13
                           -----   ------------    -------      ------     ---      --------   ------    ------     ------
TOTAL:                     2,900   $640,287,804    100.00%     7.084%      671      $220,789   78.30%    24.14%     55.12%
                           =====   ============    =======      ======     ===      ========   ======    ======     ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $10,237 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $220,789.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PRODUCT TYPES

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES            LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------            -----      -----------     ----      ------     -----   -----------     ---      ---       --
Balloon Loans                 1        $61,700      0.01%    7.625%        662      $61,700    11.87%   100.00%   0.00%
10 Year Fixed Loans           1         47,690       0.01     7.400        654       47,690     62.50      0.00    0.00
15 Year Fixed Loans          38      4,230,284       0.66     6.860        671      111,323     73.31     30.96    0.00
20 Year Fixed Loans           8        904,431       0.14     6.528        658      113,054     77.30    100.00    0.00
25 Year Fixed Loans           7        451,228       0.07     7.738        668       64,461     57.27     30.57    0.00
30 Year Fixed Loans       1,014    208,965,143      32.64     7.331        682      206,080     77.63     25.59   41.30
40 Year Fixed Loans           4        872,175       0.14     6.498        629      218,044     76.59     28.11    0.00
Six-Month LIBOR Loans         6      1,511,602       0.24     6.454        702      251,934     77.79      0.00   46.86
2/28 LIBOR Loans          1,156    252,884,918      39.50     7.166        654      218,759     79.44     19.14   52.21
3/27 LIBOR Loans            252     65,228,411      10.19     6.692        665      258,843     78.38     33.24   67.67
5/25 LIBOR Loans            412    104,947,427      16.39     6.668        691      254,727     77.22     26.84   85.53
7/23 LIBOR ARM                1        182,795       0.03     5.375        735      182,795     74.69    100.00    0.00
                          -----   ------------    ------     ------        ---     --------    ------    ------  ------
TOTAL:                    2,900   $640,287,804    100.00%    7.084%        671     $220,789    78.30%    24.14%  55.12%
                          =====   ============    ======     ======        ===     ========    ======    ======  ======

AMORTIZATION TYPE

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE          LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------          -----      -----------     ----      ------    -----    -----------    ---       ---      --
Fully Amortizing            1,515   $282,008,768     44.04%     7.260%      658      $186,144   78.29%     25.52%    0.00%
Balloon                        20      5,329,253       0.83      7.474      599       266,463    79.91      12.57     0.00
24 Month Interest-Only        184     39,655,324       6.19      6.885      652       215,518    80.10       7.01   100.00
36 Month Interest-Only         16      5,221,228       0.82      6.621      666       326,327    84.03      78.44   100.00
60 Month Interest-Only        311     89,239,222      13.94      6.917      677       286,943    79.57      28.04   100.00
120 Month Interest-Only       854    218,834,008      34.18      6.964      690       256,246    77.29      22.87   100.00
                            -----   ------------    ------      ------      ---      --------   ------     ------   ------
TOTAL:                      2,900   $640,287,804    100.00%     7.084%      671      $220,789   78.30%     24.14%   55.12%
                            =====   ============    ======      ======      ===      ========   ======     ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GEOGRAPHIC LOCATION     LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------     -----      -----------     ----      ------    -----    -----------    ---       ---      --
Alabama                     12     $1,570,161      0.25%     8.230%      618      $130,847   83.04%     28.58%   21.92%
Alaska                       4        736,871       0.12      6.925      651       184,218    80.00      71.23     0.00
Arizona                    226     45,789,172       7.15      6.735      690       202,607    77.46      30.91    77.10
Arkansas                     6        663,358       0.10      7.464      683       110,560    83.22      37.99     0.00
California                 383    128,244,328      20.03      6.788      676       334,842    75.75      23.71    72.15
Colorado                   100     17,664,342       2.76      7.034      661       176,643    78.53      17.75    79.55
Connecticut                 38      8,165,101       1.28      7.206      657       214,871    77.70      24.43    35.43
Delaware                     3        434,964       0.07      8.064      567       144,988    65.65      38.16     0.00
District of Columbia        11      2,821,091       0.44      7.226      668       256,463    75.01       6.46    65.98
Florida                    386     72,810,835      11.37      7.139      659       188,629    79.64      14.71    36.37
Georgia                     77     13,395,065       2.09      7.403      686       173,962    78.95      27.03    77.48
Hawaii                       1        150,000       0.02      6.300      739       150,000    75.00       0.00   100.00
Idaho                        5        616,152       0.10      6.664      708       123,230    83.15      59.89    34.33
Illinois                    74     16,243,296       2.54      6.930      663       219,504    78.49      37.70    42.14
Indiana                     31      3,784,882       0.59      7.062      664       122,093    82.29      61.97     2.58
Iowa                         6        479,534       0.07      7.334      669        79,922    80.88      46.47    39.54
Kansas                       3        332,568       0.05      8.482      672       110,856    87.05      35.05     0.00
Kentucky                     9        871,307       0.14      7.098      642        96,812    83.37      11.97     0.00
Louisiana                   19      2,392,209       0.37      6.762      682       125,906    78.60      55.15    14.06
Maine                        4        612,026       0.10      7.690      674       153,006    75.32      53.43     0.00
Maryland                   153     37,721,363       5.89      7.170      655       246,545    78.88      32.36    62.14
Massachusetts               74     22,178,852       3.46      7.625      684       299,714    78.52      11.92    31.99
Michigan                    81      9,754,830       1.52      7.372      652       120,430    81.90      29.73    30.98
Minnesota                   24      4,821,436       0.75      6.579      686       200,893    79.27      40.26    72.45
Mississippi                  3        440,969       0.07      7.776      634       146,990    87.61      76.55    62.48
Missouri                    21      2,170,337       0.34      7.301      635       103,349    79.69      36.08     5.27
Montana                      2        174,787       0.03      8.051      565        87,394    76.45     100.00     0.00
Nebraska                     1         24,912       0.00      7.700      704        24,912    58.14     100.00     0.00
Nevada                      71     15,871,888       2.48      7.072      692       223,548    76.96      19.40    81.08
New Hampshire                7      1,560,017       0.24      7.500      674       222,860    78.87       6.47    28.30
New Jersey                 147     39,154,613       6.12      7.175      653       266,358    79.39      23.24    43.89
New Mexico                   7      1,081,904       0.17      7.364      647       154,558    81.51      13.31    27.58
New York                   203     69,133,206      10.80      7.158      674       340,558    78.24      16.58    50.50
North Carolina              87     10,467,560       1.63      7.426      664       120,317    79.69      25.17    60.65
Ohio                        33      3,782,438       0.59      7.384      631       114,619    81.39      75.86     0.00
Oklahoma                    31      1,957,845       0.31      7.669      639        63,156    83.17      59.01     0.00
Oregon                      55     10,405,772       1.63      7.102      697       189,196    79.58      25.04    59.38
Pennsylvania                51      5,953,633       0.93      7.445      623       116,738    78.78      52.97    20.21
Rhode Island                26      5,983,107       0.93      7.790      692       230,120    80.11      11.82    26.69
South Carolina              22      2,720,139       0.42      7.894      692       123,643    80.79      23.18    17.61
Tennessee                   22      3,113,347       0.49      7.000      679       141,516    81.78      32.14    18.37
Texas                      132     18,312,988       2.86      7.212      672       138,735    79.24      33.77    28.49
Utah                        38      5,412,859       0.85      7.104      707       142,444    79.89      34.67    60.23
Vermont                      2        380,720       0.06      7.578      684       190,360    80.00       0.00     0.00
Virginia                   147     38,381,724       5.99      7.174      673       261,100    78.67      15.89    69.77
Washington                  46      9,229,878       1.44      6.943      693       200,650    79.73      36.72    64.34
West Virginia                4        895,971       0.14      7.477      652       223,993    79.33      32.21    29.47
Wisconsin                    9      1,004,246       0.16      7.671      632       111,583    83.06      55.25    20.61
Wyoming                      3        419,200       0.07      6.532      638       139,733    80.00       0.00    18.89
                         -----   ------------    -------      -----      ---      --------   ------     ------    -----
TOTAL:                   2,900   $640,287,804    100.00%     7.084%      671      $220,789   78.30%     24.14%   55.12%
                         =====   ============    =======     ======      ===      ========   ======     ======   ======

No more than approximately 0.61% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL     MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC      IO
--------------------    -----      -----------     ----      ------    -----    -----------     ---        ---      --
50.00% or less              49     $7,635,345      1.19%     6.463%      661      $155,823    39.48%      11.70%   36.91%
50.01% to 55.00%            25      6,244,844       0.98      6.834      644       249,794     53.18        5.29    42.79
55.01% to 60.00%            41     10,718,796       1.67      6.533      647       261,434     58.71       18.39    37.37
60.01% to 65.00%            74     19,026,425       2.97      6.683      649       257,114     63.88       23.50    52.66
65.01% to 70.00%           199     41,722,276       6.52      7.013      670       209,660     69.48       23.07    60.37
70.01% to 75.00%           222     47,965,392       7.49      6.799      654       216,060     74.21       30.84    53.61
75.01% to 80.00%          1910    431,556,715      67.40      7.101      681       225,946     79.87       21.96    59.47
80.01% to 85.00%           102     21,625,106       3.38      7.271      626       212,011     84.55       43.40    34.53
85.01% to 90.00%           201     40,230,031       6.28      7.500      637       200,149     89.70       28.54    33.13
90.01% to 95.00%            62     11,595,689       1.81      7.739      654       187,027     94.38       46.41    41.07
95.01% to 100.00%           15      1,967,187       0.31      7.585      672       131,146    100.00       74.27    16.56
                         -----   ------------    -------     ------      ---      --------    ------      ------   ------
TOTAL:                   2,900   $640,287,804    100.00%     7.084%      671      $220,789    78.30%      24.14%   55.12%
                         =====   ============    =======     ======      ===      ========    ======      ======   ======

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 5.10% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 78.30% .

MORTGAGE INSURANCE

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE       LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------------       -----      -----------     ----      ------    -----    -----------     ---      ---      --
No Mortgage Insurance     2,870   $634,978,828     99.17%     7.081%      671      $221,247    78.19%    24.18%   55.17%
Mortgage Insurance           30      5,308,976       0.83      7.441      697       176,966     91.60     19.09    49.10
                          -----   ------------    -------     ------      ---      --------    ------    ------   ------
TOTAL:                    2,900   $640,287,804    100.00%     7.084%      671      $220,789    78.30%    24.14%   55.12%
                          =====   ============    =======     ======      ===      ========    ======    ======   ======

LOAN PURPOSE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
LOAN PURPOSE             LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------             -----     -----------     ----      ------    -----    -----------     ---      ---       --
Purchase                   1,769  $395,349,767     61.75%     7.140%      686      $223,488    79.07%    19.41%   61.32%
Refinance - Cashout          960   207,415,112      32.39      7.034      643       216,057     77.05     32.62    43.75
Refinance - Rate Term        171    37,522,925       5.86      6.779      656       219,432     77.07     27.08    52.74
                           -----  ------------    -------     ------      ---      --------    ------    ------   ------
TOTAL:                     2,900  $640,287,804    100.00%     7.084%      671      $220,789    78.30%    24.14%   55.12%
                           =====  ============    =======     ======      ===      ========    ======    ======   ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------               -----     -----------     ----      ------    -----    -----------    ---       ---      --
Single Family Residence     1,940    $406,315,972     63.46%     7.045%    666       $209,441   78.18%    25.86%   54.70%
Two-to-Four Family            334     100,190,917     15.65      7.400     687        299,973   78.35     16.21    46.13
Planned Unit Development      352      79,401,729     12.40      6.910     676        225,573   79.08     26.92    65.95
Condominium                   223      45,565,973      7.12      7.065     667        204,332   79.31     20.52    61.21
Townhouse                      39       6,352,016      0.99      7.264     669        162,872   76.16     31.23    56.88
Cooperative                     9       2,000,761      0.31      6.469     712        222,307   56.68      8.25    30.74
Manufactured Housing            3         460,435      0.07      5.477     712        153,478   64.83     81.06     0.00
                            -----    ------------    ------      -----     ---       --------   -----     -----    -----
TOTAL:                      2,900    $640,287,804    100.00%     7.084%    671       $220,789   78.30%    24.14%   55.12%
                            =====    ============    ======      =====     ===       ========   =====     =====    =====

DOCUMENTATION

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION            LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------            -----     -----------     ----      ------    -----    -----------    ---       ---      --
Reduced Documentation      797    $191,147,343     29.85%     6.971%    679      $239,834    78.19%     0.00%   61.45%
Stated Documentation       796     154,567,255     24.14      6.730     660       194,180    79.26    100.00    53.01
Full Documentation         714     152,862,015     23.87      7.422     652       214,092    78.78      0.00    42.32
No Ratio                   275      76,807,656     12.00      7.344     687       279,301    78.42      0.00    68.57
No Income/No Asset         318      64,903,535     10.14      7.158     698       204,099    75.10      0.00    55.80
                         -----    ------------    ------      -----     ---      --------    -----    ------    -----
TOTAL:                   2,900    $640,287,804    100.00%     7.084%    671      $220,789    78.30%    24.14%   55.12%
                         =====    ============    ======      =====     ===      ========    =====    ======    =====

OCCUPANCY

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------                -----     -----------     ----      ------    -----    -----------    ---       ---      --
Primary                  2,102   $495,849,990     77.44%     6.956%     663      $235,894    78.38%    24.73%   53.71%
Investment                 702    124,889,558     19.51      7.595      698       177,905    78.04     22.86    58.65
Second Home                 96     19,548,256      3.05      7.091      702       203,628    77.87     17.35    68.50
                         -----   ------------    ------      -----      ---      --------    -----     -----    -----
TOTAL:                   2,900   $640,287,804    100.00%     7.084%     671      $220,789    78.30%    24.14%   55.12%
                         =====   ============    ======      =====      ===      ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN AGE SUMMARY AS OF CUT-OFF DATE

                                      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOAN           MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
AGE (MONTHS)              LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
-------------           ---------   ------------  ----------  --------  ---------  -----------  ----------  -------    -------
1                            75      $16,044,678     2.51%     6.886%      669      $213,929      78.57%     21.19%     56.68%
2                         1,147      260,580,276     40.70      7.085      674       227,184       78.16      21.65      57.94
3                         1,179      268,809,158     41.98      7.084      666       227,998       78.40      24.11      53.95
4                           240       55,724,771      8.70      7.209      682       232,187       78.16      16.55      56.47
5                            93       14,767,454      2.31      7.161      675       158,790       80.39      41.57      60.82
6                            48       10,986,927      1.72      6.830      668       228,894       76.46      53.22      56.58
7                            23        3,336,712      0.52      6.922      683       145,074       81.90      56.58      28.04
8                            24        2,529,707      0.40      6.981      652       105,404       80.55      80.17       0.00
9                            24        3,116,603      0.49      6.711      654       129,858       74.27      60.74       8.21
10                           20        1,767,558      0.28      7.021      642        88,378       80.24      98.33       0.00
11                           25        2,334,583      0.36      7.201      640        93,383       77.51      44.89       0.00
12                            1          135,945      0.02      7.050      636       135,945       94.26     100.00       0.00
15                            1          153,433      0.02      5.750      672       153,433       42.93       0.00       0.00
                          -----     ------------   -------     ------      ---      --------      ------    -------     ------
TOTAL:                    2,900     $640,287,804   100.00%     7.084%      671      $220,789      78.30%     24.14%     55.12%
                          =====     ============   =======     ======      ===      ========      ======    =======     ======

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
PENALTY TERM               LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
-------------------      ---------  ------------  ----------  --------  ---------  -----------  ----------  -------    -------
None                      1,216     $292,318,464    45.65%     7.144%      675      $240,393      78.07%     22.61%     55.76%
5 Months                      5        1,398,800      0.22      8.159      707       279,760       80.00      15.07     100.00
6 Months                     22        4,833,216      0.75      7.249      726       219,692       75.16      23.69      82.91
7 Months                      2          315,500      0.05      6.458      782       157,750       76.34       0.00     100.00
12 Months                   140       36,411,332      5.69      7.123      690       260,081       77.65      19.87      68.40
24 Months                   798      162,172,886     25.33      7.089      657       203,224       79.12      19.62      49.48
36 Months                   675      135,305,010     21.13      6.914      673       200,452       78.03      32.52      56.34
60 Months                    42        7,532,596      1.18      7.290      630       179,348       79.49      53.90      37.73
                          -----     ------------   -------     ------      ---      --------      ------     ------    -------
TOTAL:                    2,900     $640,287,804   100.00%     7.084%      671      $220,789      78.30%     24.14%     55.12%
                          =====     ============   =======     ======      ===      ========      ======     ======    =======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              21

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
CREDIT SCORES             LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
-------------           ---------   ------------  ----------  --------  ---------  -----------  ----------  -------    -------
Not Available                7        $1,579,800      0.25%    7.159%        0      $225,686      76.83%     13.57%     77.31%
500                          1            88,914       0.01     6.150      500        88,914       30.80     100.00       0.00
501 to 525                  61        11,776,084       1.84     8.433      516       193,051       71.88      49.46       5.55
526 to 550                  59        11,881,244       1.86     8.102      540       201,377       76.83      39.29       1.42
551 to 575                  61        12,708,761       1.98     7.553      563       208,340       77.01      31.12      20.83
576 to 600                 150        30,232,368       4.72     7.198      589       201,549       81.02      37.15      44.90
601 to 625                 296        66,772,288      10.43     7.090      617       225,582       78.97      27.01      49.27
626 to 650                 462        93,800,368      14.65     7.145      639       203,031       78.34      27.07      51.43
651 to 675                 454        96,905,720      15.13     7.075      663       213,449       78.64      21.69      55.36
676 to 700                 494       120,824,834      18.87     6.948      686       244,585       77.73      18.44      68.16
701 to 725                 391        87,228,299      13.62     6.928      715       223,090       77.86      19.61      58.60
726 to 750                 261        61,168,448       9.55     6.976      738       234,362       79.34      22.65      59.22
751 to 775                 123        27,522,529       4.30     6.922      762       223,760       78.71      21.70      61.82
776 to 800                  62        13,446,198       2.10     6.918      787       216,874       77.79      30.03      72.94
801 to 817                  18         4,351,951       0.68     7.308      804       241,775       76.21      20.27      77.73
                         -----      ------------    -------    ------      ---      --------      ------    -------     ------
TOTAL:                   2,900      $640,287,804    100.00%    7.084%      671      $220,789      78.30%     24.14%     55.12%
                         =====      ============    =======    ======      ===      ========      ======    =======     ======

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 817 and the weighted average Credit Score of the Mortgage Loans was approximately 671.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                 MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
GROSS MARGINS             LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
-----------------       ---------   ------------  ----------  --------  ---------  -----------  ----------  -------    -------
2.001% to 2.500%             19       $4,583,026       1.08%     6.199%     731     $241,212       77.93%    49.52%     90.15%
2.501% to 3.000%            506      130,445,154       30.71      6.635     693      257,797        76.53     22.81      84.21
3.001% to 3.500%             75       19,265,181        4.54      7.138     701      256,869        78.63      8.67      69.31
3.501% to 4.000%            168       46,946,573       11.05      6.998     689      279,444        77.94     18.97      81.68
4.001% to 4.500%             67       15,154,828        3.57      7.613     693      226,191        79.45      8.43      68.18
4.501% to 5.000%             69       15,678,345        3.69      6.790     673      227,222        79.90     39.63      40.75
5.001% to 5.500%            240       52,999,248       12.48      6.860     657      220,830        81.05     26.42      55.59
5.501% to 6.000%            420       86,755,935       20.42      7.015     646      206,562        80.95     13.26      48.53
6.001% to 6.500%            102       20,423,595        4.81      7.538     582      200,231        75.21     42.66      28.43
6.501% to 7.000%             91       19,146,873        4.51      7.531     598      210,405        77.30     42.57      22.64
7.001% to 7.500%             21        4,449,515        1.05      7.575     568      211,882        82.25     43.14      15.47
7.501% to 8.000%             26        5,579,565        1.31      7.950     591      214,599        86.24     48.21      22.39
8.001% to 8.500%             12        2,017,054        0.47      8.519     559      168,088        84.85     30.41      13.48
8.501% to 9.000%              8          824,380        0.19      8.996     565      103,048        86.71     83.19       0.00
9.001% to 9.500%              2          423,810        0.10      8.904     573      211,905        83.09      0.00      78.55
9.501% to 10.000%             1           62,072        0.01      9.850     541       62,072        90.00    100.00       0.00
                          -----     ------------     -------     ------     ---     --------       ------   -------     ------
TOTAL:                    1,827     $424,755,153     100.00%     6.967%     665     $232,488       78.72%    23.17%     62.78%
                          =====     ============     =======     ======     ===     ========       ======   =======     ======

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.600% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.495% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              22

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                      AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM         MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
MORTGAGE RATES             LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
------------------       ---------   ------------  ----------  --------  ---------  -----------  ----------  -------    -------
10.500% or less               6        $2,040,299      0.48%     5.430%     700     $340,050       76.28%    40.25%      83.17%
10.501% to 11.000%           90        25,206,769       5.93      5.946     701      280,075        73.22     46.71       86.63
11.001% to 11.500%          143        38,679,113       9.11      6.247     686      270,483        76.82     34.66       83.61
11.501% to 12.000%          226        54,110,807      12.74      6.382     687      239,428        77.78     31.25       72.48
12.001% to 12.500%          201        54,512,079      12.83      6.585     682      271,204        77.82     26.59       71.30
12.501% to 13.000%          275        69,399,400      16.34      6.815     661      252,361        78.64     25.40       61.68
13.001% to 13.500%          260        60,907,313      14.34      7.140     669      234,259        79.26     14.36       62.67
13.501% to 14.000%          271        54,935,643      12.93      7.529     653      202,715        80.75     11.61       55.16
14.001% to 14.500%          174        34,854,815       8.21      7.921     638      200,315        81.13     12.43       41.47
14.501% to 15.000%           90        16,106,049       3.79      8.155     608      178,956        83.56     18.82       29.59
15.001% to 15.500%           35         5,722,310       1.35      8.630     569      163,495        81.38     13.14       12.11
15.501% to 16.000%           27         3,988,439       0.94      9.117     567      147,720        76.78      3.99       17.81
16.001% to 16.500%           17         2,255,107       0.53      9.559     571      132,653        83.24      0.00        8.87
16.501% to 17.000%            5           497,446       0.12     10.021     531       99,489        76.37      0.00        0.00
17.001% to 17.500%            4           597,989       0.14      8.130     617      149,497        75.16      0.00       45.15
18.001% to 18.500%            2           635,418       0.15      6.437     703      317,709        80.00      0.00        0.00
19.001% to 19.500%            1           306,160       0.07      7.250     667      306,160        80.00      0.00      100.00
                          -----      ------------    -------    -------     ---     --------       ------    ------     -------
TOTAL:                    1,827      $424,755,153    100.00%     6.967%     665     $232,488       78.72%    23.17%      62.78%
                          =====      ============    =======    =======     ===     ========       ======    ======     =======


As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.030% per annum to 19.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.861% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
NEXT RATE               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
ADJUSTMENT DATE          LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
December 2005                  1       $315,714       0.07%    6.500%        775     $315,714     80.00%    0.00%     0.00%
January 2006                   3        895,864       0.21     6.373         680      298,621     78.49     0.00     64.31
February 2006                  2        300,024       0.07     6.650         692      150,012     73.38     0.00     44.06
January 2007                   1        256,000       0.06     7.625         660      256,000     80.00     0.00    100.00
February 2007                  1        270,400       0.06     6.625         721      270,400     80.00     0.00      0.00
March 2007                     3        833,909       0.20     7.181         693      277,970     87.32     0.00     53.51
April 2007                    17      3,702,716       0.87     7.523         630      217,807     79.67    35.15     50.15
May 2007                      55      8,772,238       2.07     7.339         665      159,495     81.16    34.57     64.10
June 2007                    139     31,977,332       7.53     7.240         671      230,053     78.28    16.88     57.31
July 2007                    491    109,319,541      25.74     7.125         649      222,647     79.51    18.75     52.22
August 2007                  418     91,713,189      21.59     7.178         652      219,410     79.49    18.53     50.81
September 2007                31      6,039,593       1.42     6.860         678      194,826     79.85    19.51     30.45
March 2008                     2        590,949       0.14     6.086         752      295,475     89.14    82.80     82.80
April 2008                     8      2,584,215       0.61     6.385         687      323,027     72.94    58.45     81.65
May 2008                      11      2,207,263       0.52     6.890         702      200,660     80.62    14.97     81.53
June 2008                     22      6,241,052       1.47     6.771         701      283,684     77.81    15.48     78.56
July 2008                    102     24,777,941       5.83     6.755         651      242,921     77.82    35.63     58.63
August 2008                   99     27,349,531       6.44     6.645         664      276,258     79.07    32.28     72.71
September 2008                 8      1,477,460       0.35     6.656         631      184,683     79.03    49.17     28.47
April 2010                     4      1,728,813       0.41     6.383         684      432,203     84.80    63.65    100.00
May 2010                       5      1,558,500       0.37     6.296         707      311,700     82.10    81.52    100.00
June 2010                     19      5,130,835       1.21     6.792         699      270,044     78.05    11.93     93.32
July 2010                    169     42,438,365       9.99     6.567         690      251,115     76.08    26.28     87.15
August 2010                  205     51,402,414      12.10     6.765         692      250,743     77.70    26.81     81.87
September 2010                10      2,688,500       0.63     6.558         666      268,850     76.48     9.54     97.58
July 2012                      1        182,795       0.04     5.375         735      182,795     74.69   100.00      0.00
                           -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                     1,827   $424,755,153     100.00%    6.967%        665     $232,488     78.72%   23.17%    62.78%
                           =====   ============     ======     =====         ===     ========     =====   ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                     $320,480,078
Aggregate Original Principal Balance                        $320,704,910
Number of Mortgage Loans                                        1,485

                                           MINIMUM             MAXIMUM               AVERAGE (1)
                                           -------             -------               -----------
Original Principal Balance                 $23,000           $1,000,000               $215,963
Outstanding Principal Balance              $10,237           $1,000,000               $215,812

                                           MINIMUM             MAXIMUM          WEIGHTED AVERAGE (2)
                                           -------             -------          --------------------
Original Term (mos)                          120                 360                     357
Stated Remaining Term (mos)                  109                 359                     354
Loan Age (mos)(4)                             1                  15                       3
Current Interest Rate                       5.000%             9.800%                  7.104%
Initial Interest Rate Cap                   3.000%             6.000%                  4.923%
Periodic Rate Cap                           1.000%             2.000%                  1.016%
Gross Margin                                2.250%             7.750%                  3.061%
Maximum Mortgage Rate                      10.000%             15.925%                 11.726%
Minimum Mortgage Rate                       2.250%             8.925%                  3.108%
Months to Roll(4)                             54                 59                      57
Original Loan-to-Value                      5.10%              100.00%                 77.39%
Credit Score (3)                             508                 817                     685

                                           EARLIEST            LATEST
                                           --------            ------
Maturity Date                             11/01/2014         09/01/2035

                                          PERCENT OF                                 PERCENT OF
LIEN POSITION                            MORTGAGE POOL   YEAR OF ORIGINATION        MORTGAGE POOL
                                         -------------                              -------------
1st Lien                                        100.00%  2004                                2.29%
                                                         2005                               97.71%

OCCUPANCY
Primary                                          68.80%  LOAN PURPOSE
Second Home                                       3.57%  Purchase                           62.68%
Investment                                       27.62%  Refinance - Rate Term               6.01%
                                                         Refinance - Cashout                31.32%

LOAN TYPE
Fixed Rate                                       67.25%  PROPERTY TYPE
ARM                                              32.75%  Single Family Residence            60.97%
                                                         Two-to-Four Family                 21.19%
AMORTIZATION TYPE                                        Planned Unit Development            9.53%
Fully Amortizing                                 44.77%  Condominium                         6.26%
Interest-Only                                    54.94%  Townhouse                           1.37%
Balloon                                           0.29%  Cooperative                         0.62%
                                                         Manufactured Home                   0.04%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF                MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
MORTGAGE RATES           LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
5.000% or less                 1       $340,713       0.11%    5.000%        741     $340,713     79.31%  100.00%   100.00%
5.001% to 5.500%               6      1,892,637       0.59     5.411         703      315,440     77.31    14.90     77.12
5.501% to 6.000%             119     31,117,245       9.71     5.958         700      261,489     72.59    48.46     68.51
6.001% to 6.500%             284     67,779,051      21.15     6.344         685      238,659     75.59    41.66     60.98
6.501% to 7.000%             330     73,125,564      22.82     6.809         685      221,593     77.19    25.84     57.43
7.001% to 7.500%             229     47,740,366      14.90     7.337         680      208,473     78.97    18.25     51.35
7.501% to 8.000%             273     54,644,830      17.05     7.811         684      200,164     78.94    15.30     47.54
8.001% to 8.500%             136     24,369,953       7.60     8.288         678      179,191     80.36    12.26     46.56
8.501% to 9.000%              84     16,471,872       5.14     8.763         680      196,094     80.35     7.84     39.91
9.001% to 9.500%              19      2,815,804       0.88     9.326         671      148,200     80.62     1.68     43.04
9.501% to 10.000%              4        182,043       0.06     9.744         662       45,511     52.20    38.37      0.00
                           -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====   ======    ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.800% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.104% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF
DATE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
RANGE OF               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
REMAINING MONTHS        MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
TO STATED MATURITY       LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
109 to 120                     1        $47,690       0.01%    7.400%        654      $47,690     62.50%    0.00%     0.00%
157 to 168                     1        153,433       0.05     5.750         672      153,433     42.93     0.00      0.00
169 to 180                    38      4,138,550       1.29     6.913         671      108,909     73.52    33.14      0.00
229 to 240                     8        904,431       0.28     6.528         658      113,054     77.30   100.00      0.00
289 to 300                     7        451,228       0.14     7.738         668       64,461     57.27    30.57      0.00
337 to 348                     1        135,945       0.04     7.050         636      135,945     94.26   100.00      0.00
349 to 360                 1,429    314,648,800      98.18     7.108         685      220,188     77.48    25.98     55.96
                           -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====   ======     =====

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 109 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                 NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PRINCIPAL BALANCES         LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV       DOC       IO
----------------------   ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
$1 to $50,000                   51     $2,001,021       0.62%    7.884%        673      $39,236     74.39%   60.42%     3.45%
$50,001 to $100,000            234     17,868,035       5.58     7.374         678       76,359     76.71    43.55     23.13
$100,001 to $150,000           266     32,873,300      10.26     7.277         681      123,584     77.94    40.75     38.43
$150,001 to $200,000           295     51,689,319      16.13     7.094         684      175,218     76.96    31.57     57.44
$200,001 to $250,000           167     37,292,676      11.64     7.083         690      223,309     77.55    23.14     56.65
$250,001 to $300,000           139     37,939,559      11.84     7.158         684      272,946     77.39    16.90     54.09
$300,001 to $350,000           100     32,521,507      10.15     7.023         691      325,215     77.56    12.98     66.22
$350,001 to $400,000            73     27,358,313       8.54     7.203         684      374,771     77.79    19.71     44.78
$400,001 to $450,000            62     26,443,093       8.25     6.916         679      426,502     79.00    27.34     62.77
$450,001 to $500,000            43     20,464,510       6.39     7.017         675      475,919     77.22    14.02     55.86
$500,001 to $550,000            14      7,280,382       2.27     6.992         689      520,027     78.91    42.91     71.39
$550,001 to $600,000            18     10,391,352       3.24     6.952         699      577,297     77.99    28.02     83.53
$600,001 to $650,000            15      9,481,809       2.96     6.848         692      632,121     73.62    13.65     73.80
$650,001 to $700,000             1        691,602       0.22     8.750         637      691,602     80.00     0.00      0.00
$700,001 to $750,000             1        740,000       0.23     5.375         682      740,000     80.00     0.00    100.00
$750,001 to $800,000             1        791,200       0.25     6.000         723      791,200     80.00   100.00    100.00
$800,001 to $850,000             1        846,400       0.26     6.625         731      846,400     80.00   100.00    100.00
$850,001 to $900,000             1        900,000       0.28     6.125         680      900,000     63.15   100.00    100.00
$900,001 to $950,000             1        926,000       0.29     7.250         688      926,000     77.30     0.00    100.00
$950,001 to $1,000,000           2      1,980,000       0.62     7.505         655      990,000     69.48    49.49     50.51
                             -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                       1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                             =====   ============     ======     =====         ===     ========     =====   ======    ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $10,237 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $215,812.

PRODUCT TYPES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PRODUCT TYPES              LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV       DOC       IO
----------------------   ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Balloon Loans                    1        $61,700       0.02%    7.625%        662      $61,700     11.87%  100.00%     0.00%
10 to 14 Year Fixed              1         47,690       0.01     7.400         654       47,690     62.50     0.00      0.00
15 to 19 Year Fixed             38      4,230,284       1.32     6.860         671      111,323     73.31    30.96      0.00
20 to 24 Year Fixed              8        904,431       0.28     6.528         658      113,054     77.30   100.00      0.00
25 to 29 Year Fixed              7        451,228       0.14     7.738         668       64,461     57.27    30.57      0.00
30 Year Fixed Loans          1,014    208,965,143      65.20     7.331         682      206,080     77.63    25.59     41.30
40 Year Fixed Loans              4        872,175       0.27     6.498         629      218,044     76.59    28.11      0.00
5/25 LIBOR ARM                 412    104,947,427      32.75     6.668         691      254,727     77.22    26.84     85.53
                             -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                       1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                             =====   ============     ======     =====         ===     ========     =====   ======     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
AMORTIZATION TYPE          LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
-----------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Fully Amortizing               782   $143,473,598      44.77%    7.241%        678     $183,470     77.19%   26.78%     0.00%
Balloon                          5        933,875       0.29     6.573         632      186,775     72.31    32.86      0.00
60 Month Interest-Only          63     19,059,454       5.95     6.591         695      302,531     78.82    34.85    100.00
120 Month Interest-Only        635    157,013,150      48.99     7.044         690      247,265     77.43    24.80    100.00
                             -----   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                       1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                             =====   ============     ======     =====         ===     ========     =====    =====    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                       MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
GEOGRAPHIC LOCATION      LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Alabama                        8       $832,082       0.26%    8.226%        652     $104,010     78.01%   20.65%     0.00%
Alaska                         1        183,060       0.06     7.350         639      183,060     80.00   100.00      0.00
Arizona                      170     35,117,220      10.96     6.633         700      206,572     76.85    29.56     84.33
Arkansas                       3        350,925       0.11     6.542         700      116,975     77.18    71.81      0.00
California                   155     51,561,750      16.09     6.908         686      332,656     73.54    25.27     68.72
Colorado                      27      4,554,101       1.42     6.994         683      168,670     78.58    45.96     87.11
Connecticut                   21      3,935,811       1.23     7.180         677      187,420     76.62    31.80     27.53
Delaware                       2        287,728       0.09     7.866         588      143,864     69.32    57.69      0.00
District of Columbia           6      1,418,718       0.44     7.288         644      236,453     72.02     0.00     71.83
Florida                      121     22,574,633       7.04     7.046         677      186,567     79.41    24.41     36.95
Georgia                       52      8,502,996       2.65     7.430         679      163,519     77.86    31.26     77.67
Idaho                          4        492,263       0.15     6.693         715      123,066     83.94    49.80     42.96
Illinois                      29      7,781,300       2.43     6.861         675      268,321     76.80    47.36     63.98
Indiana                       13      1,774,086       0.55     7.195         679      136,468     82.04    62.60      5.50
Iowa                           3        285,314       0.09     7.311         661       95,105     83.11    78.11     66.45
Kansas                         2        252,721       0.08     9.188         637      126,360     89.27    14.53      0.00
Kentucky                       2        162,407       0.05     7.310         657       81,203     81.83    36.51      0.00
Louisiana                     13      1,904,401       0.59     6.505         688      146,492     78.01    43.67     17.66
Maine                          4        612,026       0.19     7.690         674      153,006     75.32    53.43      0.00
Maryland                      67     15,340,386       4.79     7.149         679      228,961     77.44    22.86     68.75
Massachusetts                 56     17,531,164       5.47     7.772         690      313,057     78.61     8.43     29.79
Michigan                      23      2,468,367       0.77     7.232         668      107,320     80.30    43.97     35.78
Minnesota                     15      2,342,624       0.73     6.364         708      156,175     78.47    62.63     67.06
Missouri                       8        674,371       0.21     7.095         650       84,296     76.42    48.66      0.00
Montana                        1         37,937       0.01     6.250         726       37,937     45.62   100.00      0.00
Nebraska                       1         24,912       0.01     7.700         704       24,912     58.14   100.00      0.00
Nevada                        27      5,643,406       1.76     7.258         692      209,015     74.15    26.56     77.60
New Hampshire                  4        887,803       0.28     7.527         704      221,951     77.86    11.37     49.73
New Jersey                    67     17,757,400       5.54     7.174         678      265,036     78.63    12.97     39.88
New Mexico                     2        312,328       0.10     6.785         651      156,164     81.58    46.09     46.09
New York                     129     43,940,740      13.71     7.164         685      340,626     77.88    18.36     46.65
North Carolina                29      3,676,752       1.15     7.249         664      126,785     78.72    39.44     29.48
Ohio                          20      1,890,371       0.59     7.307         652       94,519     79.75    73.73      0.00
Oklahoma                      23      1,417,400       0.44     7.462         647       61,626     80.71    77.73      0.00
Oregon                        45      8,629,389       2.69     7.069         706      191,764     78.44    24.64     60.14
Pennsylvania                  27      2,607,753       0.81     7.520         655       96,583     76.62    56.78      6.91
Rhode Island                  17      3,840,557       1.20     7.877         697      225,915     80.00     5.83     13.62
South Carolina                15      1,569,741       0.49     7.766         691      104,649     79.39    24.37      0.00
Tennessee                     10      1,184,527       0.37     6.975         672      118,453     81.94    44.99     22.95
Texas                        117     15,089,467       4.71     7.289         676      128,970     78.94    40.25     30.19
Utah                          29      3,856,019       1.20     7.234         711      132,966     79.48    45.41     70.86
Vermont                        2        380,720       0.12     7.578         684      190,360     80.00     0.00      0.00
Virginia                      78     19,140,414       5.97     7.190         678      245,390     78.40    14.07     70.82
Washington                    33      6,928,180       2.16     7.006         702      209,945     79.32    39.27     73.28
West Virginia                  2        383,808       0.12     6.961         627      191,904     78.44    31.22     68.78
Wyoming                        2        340,000       0.11     6.481         651      170,000     80.00     0.00      0.00
                           -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====   ======    ======

No more than approximately 0.83% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF ORIGINAL      MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
LOAN-TO-VALUE RATIOS     LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
50.00% or less                37     $5,475,724       1.71%    6.465%        668     $147,993     37.16%   14.70%    29.62%
50.01% to 55.00%              14      3,323,434       1.04     6.578         689      237,388     53.30     9.93     60.18
55.01% to 60.00%              20      4,312,394       1.35     6.361         683      215,620     59.12    22.90     35.28
60.01% to 65.00%              50     12,730,431       3.97     6.454         669      254,609     63.95    22.86     58.64
65.01% to 70.00%             105     23,101,988       7.21     6.856         681      220,019     69.51    23.15     60.36
70.01% to 75.00%              99     20,825,778       6.50     6.782         675      210,361     74.09    33.74     47.55
75.01% to 80.00%            1048    231,921,006      72.37     7.213         689      221,299     79.87    25.01     58.27
80.01% to 85.00%              34      5,626,484       1.76     7.030         670      165,485     84.10    50.76     18.32
85.01% to 90.00%              50      8,087,739       2.52     7.507         645      161,755     89.57    37.89     18.60
90.01% to 95.00%              25      4,395,928       1.37     7.372         680      175,837     94.40    52.26     44.11
95.01% to 100.00%              3        679,170       0.21     6.876         720      226,390    100.00   100.00      0.00
                           -----   ------------     ------     -----         ---     --------    ------   ------     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========    ======   ======     =====

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 5.10% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.39%.

MORTGAGE INSURANCE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
MORTGAGE INSURANCE       LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
No Mortgage Insurance      1,463   $317,294,294      99.01%    7.098%        685     $216,879     77.26%   26.42%    55.13%
Mortgage Insurance            22      3,185,784       0.99     7.723         690      144,808     90.79    14.94     35.77
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====

LOAN PURPOSE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
LOAN PURPOSE             LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Purchase                     897   $200,861,319      62.68%    7.241%        695     $223,926     78.75%   23.11%    61.49%
Refinance - Cashout          485    100,363,610      31.32     6.880         667      206,935     74.90    32.05     43.83
Refinance - Rate Term        103     19,255,149       6.01     6.837         670      186,943     76.15    29.71     44.52
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                         AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                           NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                            MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PROPERTY TYPE                LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
------------------------   ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Single Family Residence          980   $195,408,133      60.97%    7.005%        680     $199,396     77.20%   29.20%    55.24%
2-4 Family                       225     67,924,929      21.19     7.501         695      301,889     78.10    16.96     44.89
Planned Unit Development         141     30,548,181       9.53     6.808         696      216,654     78.22    32.54     71.86
Condo                             99     20,057,052       6.26     7.192         678      202,596     77.98    20.29     62.26
Townhouse                         29      4,403,047       1.37     7.356         669      151,829     76.28    34.03     58.55
Co-op                              9      2,000,761       0.62     6.469         712      222,307     56.68     8.25     30.74
Manufactured Housing               2        137,973       0.04     6.358         718       68,987     64.89    36.79      0.00
                               -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                         1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                               =====   ============     ======     =====         ===     ========     =====    =====     =====

DOCUMENTATION

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
DOCUMENTATION            LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Reduced Documentation        407    $95,610,049      29.83%    7.118%        688     $234,914     77.22%    0.00%    56.91%
Full Documentation           466     84,308,040      26.31     6.705         678      180,919     78.40   100.00     54.06
No Ratio                     200     53,498,636      16.69     7.380         686      267,493     78.57     0.00     61.39
Stated Documentation         216     49,019,668      15.30     7.478         676      226,943     77.42     0.00     44.73
No Income/No Asset           196     38,043,685      11.87     7.083         699      194,100     73.88     0.00     56.05
                           -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====   ======     =====

OCCUPANCY

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
OCCUPANCY                LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Primary                      939   $220,503,913      68.80%    6.879%        678     $234,828     77.14%   27.70%    53.16%
Investment                   487     88,526,105      27.62     7.650         700      181,778     78.05    23.80     57.46
Second Home                   59     11,450,059       3.57     7.215         701      194,069     77.02    18.84     69.73
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN AGE SUMMARY AS OF CUT-OFF DATE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
MORTGAGE LOAN          MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
AGE (MONTHS)             LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
1                             36     $8,527,625       2.66%    6.945%        668     $236,878     77.58%   17.53%    80.14%
2                            627    140,581,032      43.87     7.118         689      224,212     77.16    21.77     59.55
3                            582    133,633,018      41.70     7.118         683      229,610     77.60    26.41     54.50
4                             79     17,827,172       5.56     7.257         693      225,660     77.79    16.03     49.78
5                             27      3,787,953       1.18     6.907         684      140,295     78.46    73.30     41.14
6                             23      4,699,997       1.47     6.528         687      204,348     75.86    64.59     47.87
7                             18      1,911,854       0.60     7.068         658      106,214     77.30    73.16      0.00
8                             23      2,259,307       0.70     7.024         644       98,231     80.62    89.77      0.00
9                             23      2,860,603       0.89     6.629         653      124,374     73.75    66.18      0.00
10                            20      1,767,558       0.55     7.021         642       88,378     80.24    98.33      0.00
11                            25      2,334,583       0.73     7.201         640       93,383     77.51    44.89      0.00
12                             1        135,945       0.04     7.050         636      135,945     94.26   100.00      0.00
15                             1        153,433       0.05     5.750         672      153,433     42.93     0.00      0.00
                           -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====   ======     =====

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
ORIGINAL PREPAYMENT    MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PENALTY TERM             LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
None                         707   $164,386,694      51.29%    7.177%        684     $232,513     77.49%   22.95%    52.48%
5 Months                       5      1,398,800       0.44     8.159         707      279,760     80.00    15.07    100.00
6 Months                      11      2,393,325       0.75     7.168         720      217,575     77.84    24.36     72.17
12 Months                     82     21,774,280       6.79     7.107         694      265,540     77.06    21.52     72.74
24 Months                    131     26,773,880       8.35     7.129         692      204,381     76.82    24.86     53.50
36 Months                    520     99,015,703      30.90     6.955         682      190,415     77.40    32.57     54.98
60 Months                     29      4,737,396       1.48     7.196         659      163,358     77.59    46.45     43.61
                           -----   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====    =====    ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF                MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
CREDIT SCORES            LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Not Available                  3       $806,200       0.25%    7.151%          0     $268,733     74.36%    0.00%    82.14%
508 to 525                     5        776,750       0.24     7.499         519      155,350     59.10   100.00      0.00
526 to 550                     3        857,655       0.27     7.491         547      285,885     72.83   100.00      0.00
551 to 575                     6      1,247,675       0.39     7.651         567      207,946     82.32    66.20     19.72
576 to 600                    10      1,910,330       0.60     6.933         591      191,033     71.83    71.32     16.33
601 to 625                   127     28,321,253       8.84     7.088         620      223,002     76.78    30.88     52.18
626 to 650                   266     50,908,055      15.88     7.271         639      191,384     76.78    29.60     43.84
651 to 675                   259     53,975,003      16.84     7.150         662      208,398     77.93    27.10     53.30
676 to 700                   281     66,261,375      20.68     7.095         686      235,806     77.43    18.11     62.56
701 to 725                   256     55,251,706      17.24     6.969         715      215,827     77.21    24.51     59.16
726 to 750                   142     33,204,123      10.36     7.090         737      233,832     79.03    29.53     51.71
751 to 775                    73     15,927,692       4.97     7.053         762      218,188     77.41    23.06     62.53
776 to 800                    44      9,099,309       2.84     6.924         788      206,802     77.44    23.51     70.45
801 to 817                    10      1,932,951       0.60     6.780         804      193,295     75.50    45.63     67.41
                           -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                     1,485   $320,480,078     100.00%    7.104%        685     $215,812     77.39%   26.31%    54.94%
                           =====   ============     ======     =====         ===     ========     =====   ======     =====

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 508 to 817 and the weighted average Credit Score of the Mortgage Loans was approximately 685.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF                MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
GROSS MARGINS            LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
2.001% to 2.500%               8     $1,972,032       1.88%    6.375%        751     $246,504     79.39%   56.47%    95.95%
2.501% to 3.000%             334     82,504,225      78.61     6.674         690      247,019     76.88    25.23     86.00
3.001% to 3.500%               1        288,000       0.27     6.250         712      288,000     80.00     0.00    100.00
3.501% to 4.000%              48     13,919,025      13.26     6.778         685      289,980     76.28    17.40     85.21
4.001% to 4.500%               1        183,533       0.17     6.125         733      183,533     80.00     0.00    100.00
4.501% to 5.000%               7      1,499,300       1.43     6.300         676      214,186     77.45    85.19     46.61
5.001% to 5.500%               5      2,061,340       1.96     6.421         713      412,268     86.50    81.64    100.00
5.501% to 6.000%               4        769,251       0.73     6.785         649      192,313     78.94    37.44     10.40
6.001% to 6.500%               1         94,320       0.09     8.925         609       94,320     90.00     0.00    100.00
6.501% to 7.000%               2      1,086,400       1.04     5.933         714      543,200     80.00     0.00    100.00
7.501% to 8.000%               1        570,000       0.54     7.125         727      570,000     95.00   100.00    100.00
                             ---   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                       412   $104,947,427     100.00%    6.668%        691     $254,727     77.22%   26.84%    85.53%
                             ===   ============     ======     =====         ===     ========     =====   ======    ======

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 7.750% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 3.061% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF MAXIMUM        MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
MORTGAGE RATES           LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
10.500% or less                3     $1,060,363       1.01%    5.307%        712     $353,454     78.86%   45.05%   100.00%
10.501% to 11.000%            77     20,153,783      19.20     5.992         702      261,737     72.44    48.35     89.79
11.001% to 11.500%           117     30,346,329      28.92     6.329         684      259,370     76.64    29.39     85.70
11.501% to 12.000%           110     25,913,055      24.69     6.776         695      235,573     78.65    22.26     80.45
12.001% to 12.500%            48     13,550,363      12.91     7.093         698      282,299     79.95    14.61     92.29
12.501% to 13.000%            34      8,356,301       7.96     7.630         678      245,774     78.54     5.09     85.49
13.001% to 13.500%            12      2,991,174       2.85     8.183         663      249,265     79.13     0.00     88.23
13.501% to 14.000%             9      2,401,739       2.29     8.303         671      266,860     85.35    35.72     53.82
14.001% to 14.500%             1         80,000       0.08     7.475         650       80,000     80.00     0.00    100.00
15.501% to 16.000%             1         94,320       0.09     8.925         609       94,320     90.00     0.00    100.00
                             ---   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                       412   $104,947,427     100.00%    6.668%        691     $254,727     77.22%   26.84%    85.53%
                             ===   ============     ======     =====         ===     ========     =====    =====    ======

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 15.925% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.726% per annum.

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
NEXT RATE              MORTGAGE       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
ADJUSTMENT DATE          LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
April 2010                     4     $1,728,813       1.65%    6.383%        684     $432,203     84.80%   63.65%   100.00%
May 2010                       5      1,558,500       1.49     6.296         707      311,700     82.10    81.52    100.00
June 2010                     19      5,130,835       4.89     6.792         699      270,044     78.05    11.93     93.32
July 2010                    169     42,438,365      40.44     6.567         690      251,115     76.08    26.28     87.15
August 2010                  205     51,402,414      48.98     6.765         692      250,743     77.70    26.81     81.87
September 2010                10      2,688,500       2.56     6.558         666      268,850     76.48     9.54     97.58
                             ---   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                       412   $104,947,427     100.00%    6.668%        691     $254,727     77.22%   26.84%    85.53%
                             ===   ============     ======     =====         ===     ========     =====    =====    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                     $319,807,726
Aggregate Original Principal Balance                        $319,890,294
Number of Mortgage Loans                                       1,415

                                           MINIMUM            MAXIMUM               AVERAGE (1)
                                           -------            -------               -----------
Original Principal Balance                 $28,000           $1,000,000               $226,071
Outstanding Principal Balance              $27,983           $1,000,000               $226,013

                                           MINIMUM            MAXIMUM           WEIGHTED AVERAGE (2)
                                           -------            -------           --------------------
Original Term (mos)                          360                360                     360
Stated Remaining Term (mos)                  351                359                     357
Loan Age (mos)(4)                             1                  9                       3
Current Interest Rate                       5.100%            11.060%                  7.065%
Initial Interest Rate Cap                   1.000%             6.000%                  2.947%
Periodic Rate Cap                           1.000%             6.000%                  1.033%
Gross Margin                                2.250%             9.600%                  4.965%
Maximum Mortgage Rate                       9.030%            19.250%                 13.233%
Minimum Mortgage Rate                       2.250%            13.000%                  5.927%
Months to Roll(4)                             2                  81                      24
Original Loan-to-Value                      30.80%            100.00%                  79.21%
Credit Score (3)                             500                809                     657

                                           EARLIEST            LATEST
                                           --------            ------
Maturity Date                             01/01/2035         09/01/2035

                                           PERCENT OF                                 PERCENT OF
LIEN POSITION                            MORTGAGE POOL   YEAR OF ORIGINATION        MORTGAGE POOL
                                         -------------                              -------------
1st Lien                                        100.00%  2005                              100.00%

OCCUPANCY                                                LOAN PURPOSE
Primary                                          86.10%  Purchase                           60.81%
Second Home                                       2.53%  Refinance - Rate Term               5.71%
Investment                                       11.37%  Refinance - Cashout                33.47%

LOAN TYPE                                                PROPERTY TYPE
ARM                                             100.00%  Single Family Residence            65.95%
                                                         Planned Unit Development           15.28%
                                                         Two-to-Four Family                 10.09%
AMORTIZATION TYPE                                        Condominium                         7.98%
Fully Amortizing                                 43.32%  Townhouse                           0.61%
Interest-Only                                    55.31%  Manufactured Home                   0.10%
Balloon                                           1.37%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4)  As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF                MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
MORTGAGE RATES           LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
5.001% to 5.500%              18     $5,252,706       1.64%    5.353%        707     $291,817     73.06%   55.76%    81.62%
5.501% to 6.000%             125     34,839,764      10.89     5.840         680      278,718     76.80    41.54     70.43
6.001% to 6.500%             216     56,754,794      17.75     6.347         672      262,754     78.19    25.30     61.79
6.501% to 7.000%             326     75,262,863      23.53     6.797         657      230,868     79.19    22.58     57.84
7.001% to 7.500%             256     58,425,937      18.27     7.322         666      228,226     79.03    14.32     56.49
7.501% to 8.000%             230     45,994,870      14.38     7.798         653      199,978     81.14    12.24     50.01
8.001% to 8.500%             141     27,476,080       8.59     8.224         629      194,866     81.49    16.62     41.92
8.501% to 9.000%              58      9,252,691       2.89     8.772         576      159,529     84.35    21.96     16.79
9.001% to 9.500%              24      3,745,609       1.17     9.191         559      156,067     82.15    20.08      9.84
9.501% to 10.000%             11      1,488,569       0.47     9.784         524      135,324     66.03    10.69      0.00
10.001% to 10.500%             8      1,068,312       0.33    10.176         537      133,539     78.89     0.00      0.00
10.501% to 11.000%             1        145,544       0.05    10.625         524      145,544     70.00     0.00      0.00
11.001% to 11.500%             1         99,989       0.03    11.060         506       99,989     65.79     0.00      0.00
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 11.060% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.065% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
RANGE OF               NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
REMAINING MONTHS       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
TO STATED MATURITY       LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
349 to 360                 1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                 NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PRINCIPAL BALANCES         LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC        IO
----------------------   ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
$1 to $50,000                   18       $761,721       0.24%    8.505%        631      $42,318     82.77%   49.98%     0.00%
$50,001 to $100,000            177     13,991,245       4.37     7.654         645       79,047     79.52    24.88     36.73
$100,001 to $150,000           272     34,100,237      10.66     7.312         650      125,369     79.98    27.79     33.10
$150,001 to $200,000           270     47,727,115      14.92     7.141         647      176,767     78.59    23.01     43.29
$200,001 to $250,000           204     45,629,774      14.27     7.156         649      223,675     78.93    21.29     50.42
$250,001 to $300,000           136     37,438,260      11.71     6.925         654      275,281     79.77    21.18     55.42
$300,001 to $350,000           107     34,827,544      10.89     7.143         666      325,491     80.44    14.99     59.85
$350,001 to $400,000            81     30,326,916       9.48     7.017         656      374,406     79.84    16.29     54.40
$400,001 to $450,000            59     25,070,212       7.84     6.824         671      424,919     78.59    23.55     76.57
$450,001 to $500,000            43     20,731,055       6.48     6.746         662      482,118     78.74    27.70     76.82
$500,001 to $550,000            21     11,115,502       3.48     6.941         663      529,310     80.97    14.46     71.54
$550,001 to $600,000             8      4,614,905       1.44     6.624         666      576,863     78.61    24.74     87.87
$600,001 to $650,000            13      8,263,240       2.58     6.572         687      635,634     74.20    22.54     76.94
$650,001 to $700,000             1        680,000       0.21     5.625         680      680,000     71.96     0.00    100.00
$750,001 to $800,000             1        800,000       0.25     8.000         809      800,000     80.00     0.00    100.00
$850,001 to $900,000             1        850,000       0.27     5.990         668      850,000     75.00     0.00    100.00
$900,001 to $950,000             1        920,000       0.29     7.125         680      920,000     80.00   100.00    100.00
$950,001 to $1,000,000           2      1,960,000       0.61     6.888         673      980,000     71.07    48.98    100.00
                             -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                       1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                             =====   ============     ======     =====         ===     ========     =====   ======    ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $27,983 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $226,013.

PRODUCT TYPES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                         MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PRODUCT TYPES              LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC        IO
----------------------   ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Six-Month LIBOR Loans            6     $1,511,602       0.47%    6.454%        702     $251,934     77.79%    0.00%    46.86%
2/28 LIBOR Loans             1,156    252,884,918      79.07     7.166         654      218,759     79.44    19.14     52.21
3/27 LIBOR Loans               252     65,228,411      20.40     6.692         665      258,843     78.38    33.24     67.67
7/23 LIBOR ARM                   1        182,795       0.06     5.375         735      182,795     74.69   100.00      0.00
                             -----   ------------     ------     -----         ---     --------     -----   ------     -----
Total:                       1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                             =====   ============     ======     =====         ===     ========     =====   ======     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
AMORTIZATION TYPE        LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC        IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Fully Amortizing             733   $138,535,170      43.32%    7.280%        636     $188,998     79.43%   24.21%     0.00%
Balloon                       15      4,395,378       1.37     7.665         592      293,025     81.52     8.26      0.00
24 Month Interest-Only       184     39,655,324      12.40     6.885         652      215,518     80.10     7.01    100.00
36 Month Interest-Only        16      5,221,228       1.63     6.621         666      326,327     84.03    78.44    100.00
60 Month Interest-Only       248     70,179,768      21.94     7.005         672      282,983     79.77    26.19    100.00
120 Month Interest-Only      219     61,820,859      19.33     6.762         692      282,287     76.95    17.96    100.00
                           -----   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
GEOGRAPHIC LOCATION      LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Alabama                        4       $738,078       0.23%    8.236%        580     $184,520     88.70%   37.52%    46.64%
Alaska                         3        553,811       0.17     6.784         655      184,604     80.00    61.72      0.00
Arizona                       56     10,671,952       3.34     7.072         658      190,571     79.49    35.35     53.30
Arkansas                       3        312,433       0.10     8.500         663      104,144     90.00     0.00      0.00
California                   228     76,682,578      23.98     6.707         669      336,327     77.23    22.66     74.46
Colorado                      73     13,110,240       4.10     7.048         653      179,592     78.52     7.95     76.93
Connecticut                   17      4,229,290       1.32     7.231         638      248,782     78.71    17.57     42.79
Delaware                       1        147,235       0.05     8.450         525      147,235     58.50     0.00      0.00
District of Columbia           5      1,402,374       0.44     7.163         692      280,475     78.03    13.00     60.06
Florida                      265     50,236,202      15.71     7.181         651      189,571     79.74    10.35     36.12
Georgia                       25      4,892,069       1.53     7.356         698      195,683     80.85    19.68     77.15
Hawaii                         1        150,000       0.05     6.300         739      150,000     75.00     0.00    100.00
Idaho                          1        123,889       0.04     6.550         681      123,889     80.00   100.00      0.00
Illinois                      45      8,461,996       2.65     6.993         651      188,044     80.05    28.81     22.06
Indiana                       18      2,010,796       0.63     6.945         650      111,711     82.52    61.42      0.00
Iowa                           3        194,220       0.06     7.369         681       64,740     77.60     0.00      0.00
Kansas                         1         79,848       0.02     6.250         782       79,848     80.00   100.00      0.00
Kentucky                       7        708,900       0.22     7.049         638      101,271     83.73     6.34      0.00
Louisiana                      6        487,808       0.15     7.764         659       81,301     80.90   100.00      0.00
Maryland                      86     22,380,978       7.00     7.185         638      260,244     79.87    38.87     57.61
Massachusetts                 18      4,647,687       1.45     7.069         661      258,205     78.22    25.09     40.27
Michigan                      58      7,286,463       2.28     7.420         646      125,629     82.45    24.91     29.35
Minnesota                      9      2,478,812       0.78     6.783         664      275,424     80.03    19.11     77.54
Mississippi                    3        440,969       0.14     7.776         634      146,990     87.61    76.55     62.48
Missouri                      13      1,495,966       0.47     7.393         628      115,074     81.16    30.40      7.65
Montana                        1        136,850       0.04     8.550         520      136,850     85.00   100.00      0.00
Nevada                        44     10,228,482       3.20     6.970         691      232,466     78.52    15.45     82.99
New Hampshire                  3        672,214       0.21     7.464         635      224,071     80.20     0.00      0.00
New Jersey                    80     21,397,213       6.69     7.176         631      267,465     80.03    31.75     47.22
New Mexico                     5        769,576       0.24     7.598         645      153,915     81.48     0.00     20.06
New York                      74     25,192,466       7.88     7.147         655      340,439     78.86    13.48     57.23
North Carolina                58      6,790,808       2.12     7.522         663      117,083     80.22    17.45     77.52
Ohio                          13      1,892,068       0.59     7.460         610      145,544     83.03    77.99      0.00
Oklahoma                       8        540,444       0.17     8.213         618       67,556     89.60     9.91      0.00
Oregon                        10      1,776,383       0.56     7.265         654      177,638     85.11    27.00     55.64
Pennsylvania                  24      3,345,881       1.05     7.386         599      139,412     80.46    50.00     30.57
Rhode Island                   9      2,142,550       0.67     7.635         683      238,061     80.32    22.54     50.10
South Carolina                 7      1,150,398       0.36     8.069         693      164,343     82.71    21.55     41.65
Tennessee                     12      1,928,820       0.60     7.015         683      160,735     81.68    24.26     15.55
Texas                         15      3,223,521       1.01     6.849         658      214,901     80.68     3.44     20.56
Utah                           9      1,556,840       0.49     6.782         697      172,982     80.89     8.07     33.90
Virginia                      69     19,241,310       6.02     7.158         668      278,860     78.93    17.71     68.72
Washington                    13      2,301,698       0.72     6.754         668      177,054     80.99    29.04     37.45
West Virginia                  2        512,162       0.16     7.865         670      256,081     80.00    32.96      0.00
Wisconsin                      9      1,004,246       0.31     7.671         632      111,583     83.06    55.25     20.61
Wyoming                        1         79,200       0.02     6.750         583       79,200     80.00     0.00    100.00
                           -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====   ======    ======

No more than approximately 1.16% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
LOAN-TO-VALUE RATIOS     LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
50.00% or less                12     $2,159,621       0.68%    6.460%       642      $179,968     45.38%    4.12%    55.41%
50.01% to 55.00%              11      2,921,409       0.91     7.125        592       265,583     53.05     0.00     23.01
55.01% to 60.00%              21      6,406,401       2.00     6.648        623       305,067     58.42    15.35     38.77
60.01% to 65.00%              24      6,295,994       1.97     7.145        609       262,333     63.74    24.81     40.57
65.01% to 70.00%              94     18,620,288       5.82     7.207        656       198,088     69.45    22.97     60.39
70.01% to 75.00%             123     27,139,614       8.49     6.813        638       220,647     74.31    28.61     58.27
75.01% to 80.00%             862    199,635,708      62.42     6.971        671       231,596     79.88    18.42     60.86
80.01% to 85.00%              68     15,998,621       5.00     7.356        610       235,274     84.71    40.81     40.23
85.01% to 90.00%             151     32,142,292      10.05     7.498        635       212,863     89.73    26.19     36.79
90.01% to 95.00%              37      7,199,760       2.25     7.964        638       194,588     94.38    42.84     39.21
95.01% to 100.00%             12      1,288,017       0.40     7.960        647       107,335    100.00    60.70     25.30
                           -----   ------------     ------     -----        ---      --------    ------    -----     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%       657      $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====        ===      ========    ======    =====     =====

As of the Statistical Calculation, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 30.80% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 79.21%.

MORTGAGE INSURANCE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
MORTGAGE INSURANCE       LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
No Mortgage Insurance      1,407   $317,684,534      99.34%    7.065%        656     $225,789     79.12%   21.95%    55.22%
Mortgage Insurance             8      2,123,192       0.66     7.017         708      265,399     92.81    25.31     69.11
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====

LOAN PURPOSE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
LOAN PURPOSE             LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Purchase                     872   $194,488,448      60.81%    7.035%        678     $223,037     79.41%   15.59%    61.13%
Refinance - Cashout          475    107,051,503      33.47     7.179         621      225,372     79.06    33.17     43.68
Refinance - Rate Term         68     18,267,776       5.71     6.717         642      268,644     78.05    24.31     61.40
                           -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                        AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PROPERTY TYPE               LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
------------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Single Family Residence         960   $210,907,839      65.95%    7.082%        653     $219,696     79.08%   22.77%    54.19%
Planned Unit Development        211     48,853,548      15.28     6.974         663      231,533     79.62    23.41     62.26
Two-to-Four Family              109     32,265,988      10.09     7.188         670      296,018     78.89    14.63     48.74
Condominium                     124     25,508,921       7.98     6.965         659      205,717     80.37    20.70     60.38
Townhouse                        10      1,948,969       0.61     7.057         670      194,897     75.91    24.90     53.11
Manufactured Housing              1        322,462       0.10     5.100         709      322,462     64.80   100.00      0.00
                              -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                        1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                              =====   ============     ======     =====         ===     ========     =====   ======     =====

DOCUMENTATION

                                        AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                          MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
DOCUMENTATION               LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
------------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Stated Documentation            498   $103,842,347      32.47%    7.396%        641     $208,519     79.42%    0.00%    41.18%
Reduced Documentation           390     95,537,294      29.87     6.825         669      244,967     79.15     0.00     65.99
Full Documentation              330     70,259,216      21.97     6.761         637      212,907     80.28   100.00     51.75
No Income/No Asset              122     26,859,850       8.40     7.263         698      220,163     76.81     0.00     55.44
No Ratio                         75     23,309,020       7.29     7.262         688      310,787     78.08     0.00     85.04
                              -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                        1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                              =====   ============     ======     =====         ===     ========     =====   ======     =====

OCCUPANCY

                                        AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                          MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
OCCUPANCY                   LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
------------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Primary                       1,163   $275,346,077      86.10%    7.017%        651     $236,755     79.38%   22.35%    54.15%
Investment                      215     36,363,453      11.37     7.463         691      169,132     78.01    20.58     61.56
Second Home                      37      8,098,197       2.53     6.917         703      218,870     79.06    15.25     66.75
                              -----   ------------     ------     -----         ---     --------     -----    -----     -----
TOTAL:                        1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                              =====   ============     ======     =====         ===     ========     =====    =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN AGE SUMMARY AS OF CUT-OFF DATE

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
MORTGAGE LOAN           MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
AGE (MONTHS)             LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
1                             39     $7,517,053       2.35%    6.820%        669     $192,745     79.69%   25.34%    30.06%
2                            520    119,999,245      37.52     7.047         655      230,768     79.34    21.52     56.04
3                            597    135,176,140      42.27     7.050         650      226,426     79.18    21.83     53.40
4                            161     37,897,598      11.85     7.186         676      235,389     78.33    16.79     59.62
5                             66     10,979,501       3.43     7.249         672      166,356     81.05    30.63     67.61
6                             25      6,286,930       1.97     7.055         653      251,477     76.90    44.73     63.09
7                              5      1,424,858       0.45     6.727         717      284,972     88.08    34.34     65.66
8                              1        270,400       0.08     6.625         721      270,400     80.00     0.00      0.00
9                              1        256,000       0.08     7.625         660      256,000     80.00     0.00    100.00
                           -----   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
ORIGINAL PREPAYMENT     MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
PENALTY TERM             LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
None                         509   $127,931,771      40.00%    7.102%        663     $251,339     78.81%   22.18%    59.98%
6 Months                      11      2,439,891       0.76     7.329         731      221,808     72.53    23.03     93.44
7 Months                       2        315,500       0.10     6.458         782      157,750     76.34     0.00    100.00
12 Months                     58     14,637,052       4.58     7.146         684      252,363     78.53    17.40     61.95
24 Months                    667    135,399,006      42.34     7.081         650      202,997     79.57    18.58     48.68
36 Months                    155     36,289,307      11.35     6.801         651      234,125     79.75    32.40     60.03
60 Months                     13      2,795,200       0.87     7.448         582      215,015     82.72    66.53     27.78
                           -----   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====    ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF                MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
CREDIT SCORES            LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
Not Available                  4       $773,600       0.24%    7.167%          0     $193,400     79.42%   27.71%    72.29%
500                            1         88,914       0.03     6.150         500       88,914     30.80   100.00      0.00
501 to 525                    56     10,999,334       3.44     8.499         516      196,417     72.78    45.89      5.94
526 to 550                    56     11,023,589       3.45     8.150         539      196,850     77.14    34.56      1.53
551 to 575                    55     11,461,086       3.58     7.543         563      208,383     76.43    27.31     20.96
576 to 600                   140     28,322,038       8.86     7.216         589      202,300     81.64    34.85     46.82
601 to 625                   169     38,451,035      12.02     7.092         614      227,521     80.59    24.16     47.13
626 to 650                   196     42,892,313      13.41     6.995         640      218,838     80.18    24.06     60.43
651 to 675                   195     42,930,717      13.42     6.980         665      220,158     79.54    14.89     57.94
676 to 700                   213     54,563,458      17.06     6.770         687      256,166     78.10    18.84     74.97
701 to 725                   135     31,976,593      10.00     6.856         714      236,864     79.00    11.15     57.63
726 to 750                   119     27,964,325       8.74     6.840         738      234,994     79.70    14.48     68.14
751 to 775                    50     11,594,837       3.63     6.743         762      231,897     80.51    19.82     60.85
776 to 800                    18      4,346,889       1.36     6.904         786      241,494     78.52    43.69     78.16
801 to 809                     8      2,419,000       0.76     7.730         805      302,375     76.78     0.00     85.98
                           -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====   ======     =====

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans approximately 657.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF               MORTGAGE       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
GROSS MARGINS            LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
2.001% to 2.500%              11     $2,610,994       0.82%    6.067%        717     $237,363     76.83%   44.27%    85.77%
2.501% to 3.000%             172     47,940,929      14.99     6.568         700      278,726     75.93    18.63     81.13
3.001% to 3.500%              74     18,977,181       5.93     7.151         700      256,448     78.61     8.80     68.85
3.501% to 4.000%             120     33,027,547      10.33     7.090         691      275,230     78.64    19.63     80.19
4.001% to 4.500%              66     14,971,295       4.68     7.632         692      226,838     79.45     8.54     67.79
4.501% to 5.000%              62     14,179,045       4.43     6.842         672      228,694     80.16    34.82     40.13
5.001% to 5.500%             235     50,937,908      15.93     6.878         655      216,757     80.83    24.18     53.79
5.501% to 6.000%             416     85,986,684      26.89     7.017         646      206,699     80.97    13.05     48.87
6.001% to 6.500%             101     20,329,275       6.36     7.532         582      201,280     75.14    42.85     28.09
6.501% to 7.000%              89     18,060,473       5.65     7.627         591      202,927     77.14    45.14     17.99
7.001% to 7.500%              21      4,449,515       1.39     7.575         568      211,882     82.25    43.14     15.47
7.501% to 8.000%              25      5,009,565       1.57     8.044         575      200,383     85.24    42.32     13.56
8.001% to 8.500%              12      2,017,054       0.63     8.519         559      168,088     84.85    30.41     13.48
8.501% to 9.000%               8        824,380       0.26     8.996         565      103,048     86.71    83.19      0.00
9.001% to 9.500%               2        423,810       0.13     8.904         573      211,905     83.09     0.00     78.55
9.501% to 10.000%              1         62,072       0.02     9.850         541       62,072     90.00   100.00      0.00
                           -----   ------------     ------     -----         ---     --------     -----   ------     -----
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====   ======     =====

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.600% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.965% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
RANGE OF MAXIMUM        MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
MORTGAGE RATES           LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
10.500% or less                3       $979,936       0.31%    5.564%        686     $326,645     73.50%   35.05%    64.95%
10.501% to 11.000%            13      5,052,986       1.58     5.766         696      388,691     76.30    40.15     74.06
11.001% to 11.500%            26      8,332,784       2.61     5.950         694      320,492     77.46    53.86     76.01
11.501% to 12.000%           116     28,197,752       8.82     6.020         680      243,084     76.99    39.50     65.16
12.001% to 12.500%           153     40,961,716      12.81     6.416         676      267,724     77.12    30.56     64.36
12.501% to 13.000%           241     61,043,099      19.09     6.703         659      253,291     78.66    28.18     58.42
13.001% to 13.500%           248     57,916,139      18.11     7.086         669      233,533     79.27    15.10     61.35
13.501% to 14.000%           262     52,533,904      16.43     7.494         652      200,511     80.54    10.51     55.23
14.001% to 14.500%           173     34,774,815      10.87     7.922         638      201,010     81.13    12.46     41.33
14.501% to 15.000%            90     16,106,049       5.04     8.155         608      178,956     83.56    18.82     29.59
15.001% to 15.500%            35      5,722,310       1.79     8.630         569      163,495     81.38    13.14     12.11
15.501% to 16.000%            26      3,894,119       1.22     9.121         566      149,774     76.46     4.08     15.82
16.001% to 16.500%            17      2,255,107       0.71     9.559         571      132,653     83.24     0.00      8.87
16.501% to 17.000%             5        497,446       0.16    10.021         531       99,489     76.37     0.00      0.00
17.001% to 17.500%             4        597,989       0.19     8.130         617      149,497     75.16     0.00     45.15
18.001% to 18.500%             2        635,418       0.20     6.437         703      317,709     80.00     0.00      0.00
19.001% to 19.500%             1        306,160       0.10     7.250         667      306,160     80.00     0.00    100.00
                           -----   ------------     ------     -----         ---     --------     -----    -----    ------
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====    =====    ======

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.030% per annum to 19.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.233% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-16HE
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE  PERCENT
NEXT RATE               MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL     PERCENT
ADJUSTMENT DATE          LOANS      OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV      DOC       IO
---------------------  ---------   ------------  ----------  --------   --------  -----------   --------  -------   -------
December 2005                  1       $315,714       0.10%    6.500%        775     $315,714     80.00%    0.00%     0.00%
January 2006                   3        895,864       0.28     6.373         680      298,621     78.49     0.00     64.31
February 2006                  2        300,024       0.09     6.650         692      150,012     73.38     0.00     44.06
January 2007                   1        256,000       0.08     7.625         660      256,000     80.00     0.00    100.00
February 2007                  1        270,400       0.08     6.625         721      270,400     80.00     0.00      0.00
March 2007                     3        833,909       0.26     7.181         693      277,970     87.32     0.00     53.51
April 2007                    17      3,702,716       1.16     7.523         630      217,807     79.67    35.15     50.15
May 2007                      55      8,772,238       2.74     7.339         665      159,495     81.16    34.57     64.10
June 2007                    139     31,977,332      10.00     7.240         671      230,053     78.28    16.88     57.31
July 2007                    491    109,319,541      34.18     7.125         649      222,647     79.51    18.75     52.22
August 2007                  418     91,713,189      28.68     7.178         652      219,410     79.49    18.53     50.81
September 2007                31      6,039,593       1.89     6.860         678      194,826     79.85    19.51     30.45
March 2008                     2        590,949       0.18     6.086         752      295,475     89.14    82.80     82.80
April 2008                     8      2,584,215       0.81     6.385         687      323,027     72.94    58.45     81.65
May 2008                      11      2,207,263       0.69     6.890         702      200,660     80.62    14.97     81.53
June 2008                     22      6,241,052       1.95     6.771         701      283,684     77.81    15.48     78.56
July 2008                    102     24,777,941       7.75     6.755         651      242,921     77.82    35.63     58.63
August 2008                   99     27,349,531       8.55     6.645         664      276,258     79.07    32.28     72.71
September 2008                 8      1,477,460       0.46     6.656         631      184,683     79.03    49.17     28.47
July 2012                      1        182,795       0.06     5.375         735      182,795     74.69   100.00      0.00
                           -----   ------------     ------     -----         ---     --------     -----   ------    ------
TOTAL:                     1,415   $319,807,726     100.00%    7.065%        657     $226,013     79.21%   21.97%    55.31%
                           =====   ============     ======     =====         ===     ========     =====   ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.